                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


I.  RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                598,228.99
        Available Funds:
            Contract Payments due and received in this period                           7,881,606.20
            Contract Payments due in prior period(s) and received in this period          379,342.28
            Contract Payments received in this period for next period                     279,677.16
            Sales, Use and Property Tax, Maintenance, Late Charges                        198,344.50
            Prepayment Amounts related to early termination in this period                522,899.20
            Servicer Advance                                                              794,088.67
            Proceeds received from recoveries on previously Defaulted Contracts                 0.00
            Transfer from Reserve Account                                                   9,710.42
            Interest earned on Collection Account                                          10,358.09
            Interest earned on Affiliated Account                                           1,267.30
            Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                            0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                     0.00
            Amounts paid under insurance policies                                               0.00
            Any other amounts                                                                   0.00

                                                                                    ----------------
        Total Available Funds                                                          10,675,522.81
        Less: Amounts to be Retained in Collection Account                                709,932.57
                                                                                    ----------------
        AMOUNT TO BE DISTRIBUTED                                                        9,965,590.24
                                                                                    ================

        DISTRIBUTION OF FUNDS:
            1.  To Trustee -  Fees                                                              0.00
            2.  To Servicer, any unreimbursed Nonrecoverable Advances or
                  Servicer Advances                                                       379,342.28
            3.  To Noteholders (For Servicer Report immediately following the
                  Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                  6,711,270.61
                    a) Class A2 Principal (distributed after A1 Note matures)
                         and Interest                                                     133,428.75
                    a) Class A3 Principal (distributed after A2 Note matures)
                         and Interest                                                     357,765.00
                    a) Class A4 Principal (distributed after A3 Note matures)
                         and Interest                                                     517,178.80
                    b) Class B Principal and Interest                                     133,553.82
                    c) Class C Principal and Interest                                     269,662.34
                    d) Class D Principal and Interest                                     181,886.23
                    e) Class E Principal and Interest                                     250,657.62

            4.  To Reserve Account for Requirement per Indenture Agreement
                  Section 3.08                                                                  0.00
            5.  To Issuer - Residual  Principal and Interest and Reserve Account
                  Distribution
                    a) Residual Interest (Provided no Restricting or
                         Amortization Event in effect)                                    345,080.98
                    b) Residual Principal (Provided no Restricting or
                         Amortization Event in effect)                                    227,581.48
                    c)  Reserve Account Distribution (Provided no Restricting or
                          Amortization Event in effect)                                     9,710.42
            6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                  Earned and Any Other Amounts                                            209,969.89
            7.  To Servicer, Servicing Fee and other Servicing Compensations              238,502.02
                                                                                    ----------------
        TOTAL FUNDS DISTRIBUTED                                                         9,965,590.24
                                                                                    ================

                                                                                    ----------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                               709,932.57
                                                                                    ================

II. RESERVE ACCOUNT

Beginning Balance                                                                   $   6,443,748.69
        - Add Investment Earnings                                                           9,710.42
        - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                        0.00
        - Less Distribution to Certificate Account                                          9,710.42
                                                                                    ----------------
End of period balance                                                               $   6,443,748.69
                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
  Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
  Balances.                                                                         $   6,443,748.69
                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Pool A                                                            259,349,560.49
                    Pool B                                                             76,463,722.51
                                                                                    ----------------
                                                                                                          335,813,283.00
Class A Overdue Interest, if any                                                                0.00
Class A Monthly Interest - Pool A                                                         806,084.11
Class A Monthly Interest - Pool B                                                         237,656.82

Class A Overdue Principal, if any                                                               0.00
Class A Monthly Principal - Pool A                                                      4,678,667.27
Class A Monthly Principal - Pool B                                                      1,997,234.96
                                                                                    ----------------
                                                                                                            6,675,902.23
Ending Principal Balance of the Class A Notes
                    Pool A                                                            254,670,893.22
                    Pool B                                                             74,466,457.55
                                                                                    ----------------    ----------------
                                                                                                          329,137,380.77
                                                                                                        ================

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $378,036,000     Original Face $378,036,000     Balance Factor
                $ 2.760956                    $ 17.659435            87.065089%

IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                    Class A1                                                           19,777,283.00
                    Class A2                                                           59,500,000.00
                    Class A3                                                          122,000,000.00
                    Class A4                                                          134,536,000.00
                                                                                    ----------------

Class A Monthly Interest                                                                                  335,813,283.00
                    Class A1 (Actual Number Days/360)                                      35,368.38
                    Class A2                                                              133,428.75
                    Class A3                                                              357,765.00
                    Class A4                                                              517,178.80
                                                                                    ----------------

Class A Monthly Principal
                    Class A1                                                            6,675,902.23
                    Class A2                                                                    0.00
                    Class A3                                                                    0.00
                    Class A4                                                                    0.00
                                                                                    ----------------
                                                                                                            6,675,902.23
Ending Principal Balance of the Class A Notes
                    Class A1                                                           13,101,380.77
                    Class A2                                                           59,500,000.00
                    Class A3                                                          122,000,000.00
                    Class A4                                                          134,536,000.00
                                                                                    ----------------    ----------------
                                                                                                          329,137,380.77
                                                                                                        ================

Class A1
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $62,000,000      Original Face $62,000,000      Balance Factor
                $0.570458                    $107.675842             21.131259%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class B Notes
                    Pool A                                                              4,418,127.29
                    Pool B                                                              1,302,591.21
                                                                                    ----------------
                                                                                                            5,720,718.50

        Class B Overdue Interest, if any                                                        0.00
        Class B Monthly Interest - Pool A                                                  15,312.49
        Class B Monthly Interest - Pool B                                                   4,514.56
        Class B Overdue Principal, if any                                                       0.00
        Class B Monthly Principal - Pool A                                                 79,703.04
        Class B Monthly Principal - Pool B                                                 34,023.73
                                                                                    ----------------
                                                                                                              113,726.77
        Ending Principal Balance of the Class B Notes
                    Pool A                                                              4,338,424.25
                    Pool B                                                              1,268,567.48
                                                                                    ----------------    ----------------
                                                                                                            5,606,991.73
                                                                                                        ================

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $6,440,000       Original Face $6,440,000       Balance Factor
              $ 3.078734                      $17.659436             87.065089%

VI.   CLASS C NOTE PRINCIPAL BALANCE
  Beginning Principal Balance of the Class C Notes
                    Pool A                                                              8,843,115.03
                    Pool B                                                              2,607,205.10
                                                                                    ----------------
                                                                                                           11,450,320.13

        Class C Overdue Interest, if any                                                        0.00
        Class C Monthly Interest - Pool A                                                  32,461.60
        Class C Monthly Interest - Pool B                                                   9,570.62
        Class C Overdue Principal, if any                                                       0.00
        Class C Monthly Principal - Pool A                                                159,529.84
        Class C Monthly Principal - Pool B                                                 68,100.28
                                                                                    ----------------
                                                                                                              227,630.12
        Ending Principal Balance of the Class C Notes
                    Pool A                                                              8,683,585.19
                    Pool B                                                              2,539,104.82
                                                                                    ----------------    ----------------
                                                                                                           11,222,690.01
                                                                                                        ================

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $12,890,000      Original Face $12,890,000      Balance Factor
               $ 3.260839                    $ 17.659435             87.065089%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class D Notes
                    Pool A                                                              5,893,123.22
                    Pool B                                                              1,737,462.51
                                                                                    ----------------
                                                                                                            7,630,585.73

    Class D Overdue Interest, if any                                                            0.00
    Class D Monthly Interest - Pool A                                                      23,317.12
    Class D Monthly Interest - Pool B                                                       6,874.56
    Class D Overdue Principal, if any                                                           0.00
    Class D Monthly Principal - Pool A                                                    106,311.97
    Class D Monthly Principal - Pool B                                                     45,382.58
                                                                                    ----------------
                                                                                                              151,694.55
    Ending Principal Balance of the Class D Notes
                    Pool A                                                              5,786,811.25
                    Pool B                                                              1,692,079.93
                                                                                    ----------------    ----------------
                                                                                                            7,478,891.18
                                                                                                        ================

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $8,590,000       Original Face $8,590,000       Balance Factor
              $ 3.514747                     $ 17.659435             87.065089%

VIII.   CLASS E NOTE PRINCIPAL BALANCE
    Beginning Principal Balance of the Class E Notes
                    Pool A                                                              7,368,119.12
                    Pool B                                                              2,172,333.80
                                                                                    ----------------
                                                                                                            9,540,452.92

    Class E Overdue Interest, if any                                                            0.00
    Class E Monthly Interest - Pool A                                                      47,106.84
    Class E Monthly Interest - Pool B                                                      13,888.45
    Class E Overdue Principal, if any                                                           0.00
    Class E Monthly Principal - Pool A                                                    132,920.90
    Class E Monthly Principal - Pool B                                                     56,741.43
                                                                                    ----------------
                                                                                                              189,662.33
    Ending Principal Balance of the Class E Notes
                    Pool A                                                              7,235,198.22
                    Pool B                                                              2,115,592.37
                                                                                    ----------------    ----------------
                                                                                                            9,350,790.59
                                                                                                        ================

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $10,740,000      Original Face $10,740,000      Balance Factor
               $ 5.679264                    $ 17.659435             87.065089%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                    Pool A                                                              8,841,225.79
                    Pool B                                                              2,606,648.09
                                                                                    ----------------
                                                                                                           11,447,873.88

        Residual Interest - Pool A                                                        278,616.50
        Residual Interest - Pool B                                                         66,464.48
        Residual Principal - Pool A                                                       159,495.75
        Residual Principal - Pool B                                                        68,085.73
                                                                                    ----------------
                                                                                                              227,581.48
        Ending Residual Principal Balance
                    Pool A                                                              8,681,730.04
                    Pool B                                                              2,538,562.36
                                                                                    ----------------    ----------------
                                                                                                           11,220,292.40
                                                                                                        ================


X.  PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                      238,502.02
        - Servicer Advances reimbursement                                                                     379,342.28
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     209,969.89
                                                                                                        ----------------
        Total amounts due to Servicer                                                                         827,814.19
                                                                                                        ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                    294,713,270.94

        Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                    5,316,628.77

                                                                                                        ----------------
        Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the ending of the related Collection Period                                       289,396,642.17
                                                                                                        ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances             4,923,142.22

            - Principal portion of Prepayment Amounts                                     393,486.55

            - Principal portion of Contracts repurchased under Indenture
                Agreement Section 4.02                                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that have
                become Defaulted Contracts during the Collection Period                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts
                added during Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                              0.00

                                                                                    ----------------
                          Total Decline in Aggregate Discounted Contract Balance        5,316,628.77
                                                                                    ================


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                     86,889,963.22

        Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                    2,269,568.71

                                                                                                        ----------------
        Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the ending of the related Collection Period                                        84,620,394.51
                                                                                                        ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances             2,100,340.81

            - Principal portion of Prepayment Amounts                                     169,227.90

            - Principal portion of Contracts repurchased under Indenture
                Agreement Section 4.02                                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that have
                become Defaulted Contracts during the Collection Period                         0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts
                added during Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                withdrawn during Collection Period                                              0.00

                                                                                    ----------------
                          Total Decline in Aggregate Discounted Contract Balance        2,269,568.71
                                                                                    ================    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         374,017,036.68
                                                                                                        ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                              Predecessor
                                                           Discounted        Predecessor    Discounted
        Lease #    Lessee Name                             Present Value     Lease #        Present Value
        -------    -----------                             -------------     -------        -------------
                   NONE










                                                           -------------                    ---------------
                                                 Totals:           $0.00                              $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                   $323,844,130.83
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                               0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES            NO    X
                                                                                 -------       --------

        POOL B                                                                              Predecessor
                                                           Discounted        Predecessor    Discounted
        Lease #    Lessee Name                             Present Value     Lease #        Present Value
        -------    -----------                             -------------     -------        -------------
                   NONE








                                                           -------------                    ---------------
                                                 Totals:           $0.00                              $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                   $105,739,115.35
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
             AGENCY  APPROVES)                                                                         0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
        THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
        BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES            NO    X
                                                                                 -------       --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                             Predecessor
                                                           Discounted        Predecessor    Discounted
        Lease #    Lessee Name                             Present Value     Lease #        Present Value
        -------    -----------                             -------------     -------        -------------
                   NONE                                                                               $0.00









                                                           -------------                    ---------------
                                                 Totals:           $0.00                              $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                       $323,844,130.83
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES            NO    X
                                                                                 -------       --------

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                           Predecessor
                                                           Discounted        Predecessor    Discounted
        Lease #    Lessee Name                             Present Value     Lease #        Present Value
        -------    -----------                             -------------     -------        -------------
                   None








                                                           -------------                    ---------------
                                                 Totals:           $0.00                              $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                       $105,739,115.35
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

   *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
    SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES            NO    X
                                                                                 -------       --------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                         TOTAL OUTSTANDING CONTRACTS
    This Month                           4,230,294.85      This Month                        374,017,036.68
    1 Month Prior                        1,490,758.13      1 Month Prior                     381,603,234.16
    2 Months Prior                       2,810,302.32      2 Months Prior                    390,209,885.33

    Total                                8,531,355.30      Total                           1,145,830,156.17

    A) 3 MONTH AVERAGE                   2,843,785.10      B) 3 MONTH AVERAGE                381,943,385.39

    c) a/b                                      0.74%


2.  Does a Delinquency Condition Exist (1c > 6% )?                                       Yes                 No      X
                                                                                             ------------       -----------

3.  Restricting Event Check

    A.  A Delinquency Condition exists for current period?                               Yes                 No      X
                                                                                             ------------       -----------
    B.  An Indenture Event of Default has occurred and is then continuing?               Yes                 No      X
                                                                                             ------------       -----------

4.  Has a Servicer Event of Default occurred?                                            Yes                 No      X
                                                                                             ------------       -----------

5.  Amortization Event Check

    A.  Is 1c  > 8% ?                                                                    Yes                 No      X
                                                                                             ------------       -----------
    B.  Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                            Yes                 No      X
                                                                                             ------------       -----------
    C.  As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
          Date?                                                                          Yes                 No      X
                                                                                             ------------       -----------


6.  Aggregate Discounted Contract Balance at Closing Date                           Balance $429,583,246.18
                                                                                            ---------------

    DELINQUENT LEASE SUMMARY

Days Past Due        Current Pool Balance        # Leases
-------------        --------------------        --------
      31 - 60               16,940,922.84              39
      61 - 90                2,105,738.84              15
     91 - 180                4,230,294.85              21



    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization